Business Overview Stephen Morris President and Chief Executive Officer

Safe Harbor Statement Statements made in this presentation that are not historical in nature, particularly those regarding expected performance in 2003 and future years, are forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known by the company that could cause such material differences discussed from time to time in Arbitron's filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1. BUSINESS - Business Risks" in our Annual Report on Form 10-K,

Company Profile 54 years in business Audience measurement pioneer $248M revenue / 1,130 employees Spun out of Ceridian 4/1/01 NYSE "ARB"

Unique Investment Opportunity 1. Strong platform for growth Global credentials in media research/information Long-term customer relationships Recurring revenues/high margins/strong cash flow Broad penetration of media industry Stable, motivated organization

Unique Investment Opportunity (cont'd.) 2. Rapidly changing/growing market High demand for information 3. Major growth initiatives ready for market

Mission "A Global Leader in Media Information" U.S. Based Global Radio Media (Multimedia) Data Information

Core Products "Must Have" for Buy/Sell Ratings "Qualitative" research (Multimedia purchase data) Application software

Unique Breadth of Market Presence 4,032 Radio Stations 1,712 Agencies 320 Television Stations 449 Advertisers 130 Newspapers 32 Outdoor Customers 145 Cable Customers

All logos represent registered trademarks. Established Client Base

Revenue Composition Radio-Related Revenue 84% All Other 16% 100% Ratings 72% Software 15% Qualitative 10% International-Custom 3% 100%

Highly Favorable Industry Trends Proliferation New customers Globalization Demand for universal standard of measurement Consolidation Integrated information for cross-platform selling Aggressive users of information Accountability Quantify cause/effect of advertising

Radio Consolidation Positives 100% group renewals Multiyear contracts All services New stations "Group" products Cross-platform selling Negatives Price negotiation

Aggressive Two-Pronged Strategy 1. Protect/build audience measurement core 2. Develop media and marketing applications of PPM

Strategies 1. Protect/build audience measurement core Build customer satisfaction Add value with "qualitative" and software Expand to national radio (RADAR(r)) Extend to new media (outdoor, other) Develop single-source multimedia (PPM) Expand geographically PPM (Europe, Asia) Diary (Mexico, Latin America)

(c) Arbitron Inc. Successful Radio Penetration Substantial Growth from All Products 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Radio Ratings 1978 2152 2303 2599 2986 3147 3482 3724 3875 4032 Access Software 384 1003 1497 1878 2556 3114 3337 3493 3757 4001 Purchase Data 428 424 492 718 2121 2574 3011 3102 3368 3412 MapMAKER 218 427 754 901 1006 1350 TAPSCAN 1062 1300 1599 2119 2329 PD Advantage 104 419 529 925 Maximi$er Plus 1155

Strategies (cont'd.) 2. Develop media and marketing applications of PPM

PPM - What Is It? Personal, portable, passive meter Single-source measure of all audible media TV, cable, radio, streaming via Internet Tie-in to other media (outdoor, in-store, print, etc.)

(c) Arbitron Inc. PPM - How It Works

PPM - Benefits Single source Efficient, more precise media targeting Multimedia Spread the cost; larger sample size Portable Away-from-home measurement Electronic/passive Handle complexity of proliferation and time shifting Single-source linkage to product purchase database

PPM - Status U.S. Multimedia Completing full-year test in Philadelphia Full customer support Equipment works Data is credible Key issue is response rates Remainder of 2003 will address: Panel response rates (research quality) Business/logistics issues with Nielsen for JV 2004 confirmatory test and begin roll-out

PPM - Status International Partnerships in place with Taylor Nelsen Sofres and BBM (Canada) Active (paid) testing plans with two other major companies CBET technology in use in Singapore, Netherlands, Belgium

PPM - Status Nonratings Applications National panel adding print, internet, in-store, movies, etc. Direct linkage of advertising to attitude change and purchase IRI/ACN Advertiser proprietary panel Advertiser proprietary database High level of interest due to "accountability" trend Proof of concept in 2003; expand in 2004

Experienced Management Team Name Title Industry Experience (Years) Steve Morris President and CEO Arbitron (10) Spectra Marketing (3) Vidcode (3) General Foods/ Maxwell House (17) Bill Walsh EVP and CFO Arbitron/Ceridian (38) Pierre Bouvard President- Arbitron (14) Internet/New Ventures Industry Consultant (5) Owen Charlebois President-U.S. Media Arbitron (2) BBM Canada (10) Other Research (13)

Financial Overview Bill Walsh Executive Vice President, Finance and Planning & Chief Financial Officer

(c) Arbitron Inc. Arbitron: Growing Revenue, High Steady Margins 1996 1997 1998 1999 2000 2001 2002 EBIT 44 45 56 66 75 76 86 Revenue 134 144 174 190 207 228 250 EBIT Margin 0.328 0.313 0.322 0.347 0.362 0.332 0.343 ($ in millions) 1996-2002 Revenue CAGR = 10.3% (1) Excludes $4.3 million write-off related to discontinued operations. (1)

(c) Arbitron Inc. Financial Objectives Growth and Profitability (Excluding Acquisitions) 2002 2003 2004-2005 2006-2007 Revenue Growth 10% 7%-9% 10%-12% 13%-15% EBIT Margin 34% 33%-35% 33%-35% 34%-36% EPS Growth 15% 13%-15% 15%-20% 20%+

Capitalization December 31, 2002 Cash $43.1 Total Debt 165.0 Shareholder's Equity (100.6) Total Book Capitalization $64.4 Key Credit Statistics: Total Debt/EBITDA 1.8x EBITDA/Interest Expense 5.4 ($ in millions)